UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 14, 2026
Date of Report (Date of earliest event reported)

WHITE MOUNTAINS INSURANCE GROUP, LTD.
(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation or organization)	1-8993 (Commission file number)	94-2708455 (I.R.S. Employer Identification No.)

23 South Main Street, Suite 3B, Hanover, New Hampshire 03755
(Address of principal executive offices)

(603) 640-2200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $1.00 per share	WTM	New York Stock Exchange
	WTM.BH	Bermuda Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                     Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

ITEM 1.01 Entry into a Material Definitive Agreement.

On May 15, 2026, White Mountains Insurance Group, Ltd. (NYSE: WTM) (“White Mountains”) announced that HG Global Ltd. (“HGG”), a direct subsidiary of White Mountains, completed a private placement of $200,000,000 aggregate principal amount of fixed rate senior secured notes (the “New Notes”). The New Notes were issued pursuant to the Note Purchase Agreement, dated as of May 14, 2026, by and among HGG and the purchasers party thereto (the “Note Purchase Agreement”). Net proceeds from the New Notes will be used to repay in full the outstanding amount of HGG’s existing $150 million term loan facility (the “Existing HGG Senior Notes”), pay fees and expenses and fund a dividend to White Mountains and the other equity holders of HGG.

The Existing HGG Senior Notes bore interest at a floating rate of 9.93% per annum in the most recent interest period. The New Notes bear interest at a fixed rate of 7.39% per annum and mature on May 14, 2036.

The Note Purchase Agreement is included as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference. The Note Purchase Agreement contains representations and warranties, covenants and events of default that are customary for transactions of this type. The foregoing description is a summary and is qualified in its entirety by reference to the Note Purchase Agreement.

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

ITEM 9.01  Financial Statements and Exhibits.

(d) Exhibits

10.1 Note Purchase Agreement, dated as of May 14, 2026, by and among HGG and the purchasers party thereto.
104 Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHITE MOUNTAINS INSURANCE GROUP, LTD.
Date: May 15, 2026	By:	/s/ MICHAELA J. HILDRETH Michaela J. Hildreth Managing Director and Chief Accounting Officer

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